Exhibit 99.4

February 12, 2014

Breitling Energy Corporation

1910 Pacific Avenue, Ste. 7000

Dallas, TX 75201

ATTN: Mr. Chris Faulkner

SUBJECT: SEC RESERVES EVALUATION

Mr. Faulkner,

Mire and Associates, Inc. (MAI) has evaluated the proved, probable and possible reserves as of January 1, 2013 for the Breitling Energy Corporation (BEC) interest in selected oil and gas properties. Reserves and cash flows were generated for the BEC interests using SEC pricing ($94.71 / barrel and $2.85 / MMBTU). These estimates were done as per the Securities and Exchange Commission’s standards as described in the December 2008 amendment of Section 210.4-10 of Regulation S – X. This report is provided to Breitling Energy Corporation to satisfy the requirements contained in Item 1202(a)(8) of U.S. Securities and Exchange Commission Regulation S-K.

As of January 1, 2013 we estimate the BEC net proved reserves to about 106,630 barrels of oil (106.63 MBO) and 308,850 thousand cubic feet of gas (308.85 MMCF). Projected future cash flows show a discounted net present value (NPV10%) of $4,543,990. Total proved, probable and possible reserves have a net present value of $13,407,150.

DISCUSSION

The Breitling properties consist of hundreds of wells and leases producing from conventional and unconventional reservoirs. They are located in Kansas, Louisiana, Mississippi, North Dakota, Oklahoma, Texas and West Virginia and include royalty interest properties and working interest properties. We have evaluated the properties and a summary of the reserves and value by reserves class and category is shown in the following table.

Breitling Energy Corporation

Reserves summary as of January 1, 2013

Reserves class & category	Net Reserves		Net Rev	Exp & Tax	Invest	Cash Flow M$		Life
	MBO	MMCF	M$	M$	M$	Non-Disc	NPV(10)	Years
Proved producing	38.8	119.4	4,006.4	625.3	0.0	3,381.1	1,884.9	50
Proved shut in	0.1	2.5	15.7	1.3	0.0	14.3	4.9	45
Proved non-producing	27.6	7.4	2,805.7	200.6	0.0	2,605.0	423.0	50
Proved undeveloped	40.2	179.5	5,226.0	734.6	56.5	4,434.9	2,231.3	50

Total Proved	106.6	308.9	12,053.7	1,561.9	56.5	10,435.3	4,544.0	50
Probable non-producing	10.7	2.8	1,034.4	72.4	0.0	962.0	431.3	50
Probable undeveloped	131.0	506.8	15,196.2	2,032.8	423.3	12,740.0	5,402.2	50

Total Probable	141.7	509.6	16,230.7	2,105.3	423.3	13,702.1	5,833.5	50
Possible non-producing	1.4	0.4	136.3	9.6	0.0	126.6	20.2	50
Possible undeveloped	74.8	239.0	1,056.6	1,335.5	140.0	6,581.1	3,009.4	42

Total Possible	76.2	239.4	1,192.9	1,345.2	140.0	6,707.7	3,029.6	50

Total Proved, Probable & Possible	324.5	1,057.9	29,477.2	5,012.3	619.8	30,845.1	13,407.2	50

METHOD OF APPRAISAL

The purpose of this report is to estimate oil and gas reserves for Breitling Energy Corporation using industry standard assumptions and methods. Significant data was collected and examined using offset analogy, volumetric calculations and decline curve analysis. Offset production, logs, maps, analog information and accounting statements were all studied.

The properties have been evaluated on the basis of future net cash flow or income. This income will accrue to the appraised interest as the wells are produced to their economic limits. The future net income has also been shown discounted at ten (10%) percent to determine its present worth as required by Regulation S - X.

ECONOMIC ASSUMPTIONS

For the cash flow analysis an oil price of $94.71 per barrel and a gas price of $2.85 per MMBtu were used as per SEC pricing guidelines for 2012. Local field price differentials were applied. These prices were held constant (no escalations).

Operating expense data were supplied by BEC for some of the properties. MAI analyzed these expenses and average values were included in our cash flows. These expenses were held constant through the life of the properties (no escalations). Lease restoration and well abandonment costs are not included in our analysis as the equipment salvage value should cover these costs.

Breitling Reserves Evaluation	Page 2

RESERVE DETERMINATION

Reserves were estimated for the wells by using engineering and geologic methods widely accepted in the industry. For the producing reservoirs, performance methods were used to estimate reserves. Extrapolations were made of various historical data including oil, gas and water production and pressure data. For undrilled reservoirs we used volumetric calculations or offset analogy analysis.

Mire & Associates, Inc. have made use of all data, appropriate methods, and procedures that are needed to prepare this report according to SEC regulation S-X Section 210.4-10 as amended on December 2008.

All estimates are a function of the quality of the available data and are subject to the existing economic conditions, operating methods, and government regulations in effect at the time of the report. The reserves presented in this report are estimates only and should not be interpreted as being exact amounts. Actual volumes recovered could be higher or lower than estimated.

Not only are such reserves and revenue estimates based on that information which is currently available, but such estimates are also subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.

New regulations could have an adverse effect on the reserves calculated in this report. Importantly changes to regulations on water disposal or well re-injection could significantly decrease or eliminate this report’s proved reserves.

Titles to the evaluated property have not been examined or independently confirmed. The data used in this evaluation was supplied by Breitling Energy Corporation or was obtained from public sources.

Kurt Mire supervised or performed all of the relevant technical work during the creation of this report. He is a licensed petroleum engineer and officer of Mire & Associates, Inc., a Texas company. Kurt Mire has a B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette. He has 30 years of experience in creating reserve reports and completing reserves analysis for conventional and unconventional fields in the United States.

Breitling Reserves Evaluation	Page 3

In my opinion the reserve estimates presented in this report are reasonable and were made with generally accepted engineering and evaluation principles.

The Economic Summary Projection tables for each reserves class are attached.

Thanks for letting us help with this.

Sincerely,

Kurt Mire

Petroleum Engineering Consultant

Breitling Reserves Evaluation	Page 4

Date : 02/13/2014	5:35:07 PM			ECONOMIC SUMMARY PROJECTION										Total
Partner :	BEC			BREITLING ENERGY CORPORATION
				Custom Selection
				Discount Rate : 10.00
				As of : 01/01/2013

Est. Cum Oil (Mbbl) :			1,690,180.08	BEC INTEREST—2012 YE SEC EVALUATION
Est. Cum Gas (MMcf) :			2,011,782.11	2012 SEC PRICES $94.71 OIL & $2.85 GAS
Est. Cum Water (Mbbl) :			4,191,887.38

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2013		9,273.22	46,035.44	12.27	39.06	93.87	2.63	1,254.75	44.98	59.21	86.86	374.84	778.83	735.47
2014		9,427.40	55,160.69	14.68	53.43	94.28	2.81	1,534.00	100.11	72.69	123.78	245.00	1,192.64	1,775.02
2015		9,763.31	70,988.19	22.97	62.95	94.57	2.96	2,358.58	123.80	95.05	203.38	0.00	2,183.96	3,497.50
2016		9,608.85	66,696.08	25.46	75.29	94.64	3.08	2,640.87	130.84	100.69	248.64	0.00	2,422.38	5,229.30
2017		9,514.83	59,958.99	29.01	96.63	95.32	3.10	3,064.77	168.68	100.72	302.31	0.00	2,830.43	7,068.53
2018		8,760.32	56,679.11	22.92	80.05	95.07	3.06	2,423.75	133.68	90.00	237.84	0.00	2,229.59	8,393.14
2019		7,929.99	45,702.00	17.61	61.87	95.48	3.05	1,870.62	107.17	86.75	181.45	0.00	1,709.60	9,315.27
2020		7,393.37	37,624.72	14.37	54.05	95.54	3.05	1,537.94	99.01	72.82	148.08	0.00	1,416.06	10,009.33
2021		6,905.68	32,019.18	12.57	49.10	95.57	3.06	1,351.30	93.24	66.89	129.07	0.00	1,248.58	10,565.33
2022		6,524.63	27,836.66	11.35	43.59	95.72	3.07	1,219.72	84.27	68.82	116.10	0.00	1,119.07	11,018.42
2023		6,056.65	24,609.81	9.96	39.95	95.75	3.08	1,076.99	79.61	68.21	102.90	0.00	985.48	11,381.27
2024		6,076.47	21,834.26	10.74	35.20	96.13	3.09	1,141.35	72.77	68.58	104.78	0.00	1,040.77	11,727.42
2025		6,292.80	19,402.37	12.01	30.55	96.48	3.11	1,254.35	66.86	53.91	110.40	0.00	1,156.90	12,080.72
2026		5,060.54	17,422.10	7.32	27.44	95.85	3.13	787.18	62.12	52.57	75.12	0.00	721.61	12,280.33
2027		4,829.22	15,934.19	6.94	24.90	95.94	3.14	743.65	58.10	51.69	70.41	0.00	679.65	12,451.12

Rem.		84,711.76	182,571.08	94.35	283.82	97.23	3.20	10,081.20	710.95	761.48	901.13	0.00	9,129.55	956.03
Total	50.0	198,129.05	780,474.87	324.53	1,057.88	95.80	3.07	34,341.02	2,136.20	1,870.07	3,142.24	619.84	30,845.08	13,407.15

Ult.		1,888,309.13	2,792,256.97

Eco. Indicators
Return on Investment (disc) :	24.664	Present Worth Profile (M$)
Return on Investment (undisc) :	50.763	PW 5.00% :	18,764.42	PW	20.00	% :	8,369.44
Years to Payout :	0.64	PW 8.00% :	15,151.93	PW	30.00	% :	5,957.49
Internal Rate of Return (%) :	>1000	PW 10.00% :	13,407.15	PW	40.00	% :	4,559.68
		PW 12.00% :	12,005.70	PW	50.00	% :	3,660.12
		PW 15.00% :	10,351.87	PW	60.00	% :	3,040.30

TRC Stand Eco Sum.rpt	1

Date : 02/13/2014	5:28:18 PM			ECONOMIC SUMMARY PROJECTION										Total
Partner :	BEC			BREITLING ENERGY CORPORATION
				Custom Selection
				Discount Rate : 10.00
				As of : 01/01/2013

Est. Cum Oil (Mbbl) :			1,689,800.90	BEC INTEREST—2012 YE SEC EVALUATION								Proved Rsv Class
Est. Cum Gas (MMcf) :			2,011,663.72	2012 SEC PRICES $94.71 OIL & $2.85 GAS
Est. Cum Water (Mbbl) :			4,191,327.19

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2013		8,935.44	41,176.86	6.60	34.52	95.53	2.61	720.35	44.84	44.12	52.95	24.00	644.13	613.24
2014		8,657.18	35,218.05	5.87	36.91	95.23	2.84	663.45	99.97	44.16	52.00	32.50	634.75	1,164.57
2015		8,620.84	29,955.35	9.64	31.67	96.42	2.99	1,023.94	76.32	42.35	94.49	0.00	963.42	1,924.41
2016		7,838.75	25,885.33	7.90	24.11	97.47	2.92	840.06	54.27	39.61	78.44	0.00	776.28	2,480.77
2017		7,341.02	22,581.16	6.29	20.59	97.64	2.87	673.71	42.66	36.42	61.44	0.00	618.51	2,884.45
2018		6,916.74	20,229.69	4.96	16.59	97.31	2.83	529.26	35.54	29.85	46.95	0.00	488.01	3,173.99
2019		6,498.69	17,896.37	4.19	13.99	97.18	2.83	446.25	30.64	23.31	38.78	0.00	414.80	3,397.71
2020		6,164.83	16,037.70	3.66	12.08	97.07	2.83	389.93	27.11	20.41	33.44	0.00	363.19	3,575.57
2021		5,869.73	14,378.43	3.55	10.83	97.01	2.84	374.72	24.27	18.32	31.55	0.00	349.12	3,731.11
2022		5,522.25	12,967.54	3.05	9.71	96.94	2.86	323.32	22.06	17.91	27.20	0.00	300.27	3,852.70
2023		5,249.43	11,738.48	2.82	8.74	97.20	2.89	299.72	20.26	15.91	25.51	0.00	278.57	3,955.20
2024		5,009.16	10,719.91	2.82	8.00	97.39	2.91	298.00	18.81	17.96	25.18	0.00	273.67	4,046.68
2025		4,747.42	9,786.07	2.62	7.33	97.42	2.93	276.44	17.49	18.47	23.23	0.00	252.23	4,123.43
2026		4,490.61	8,890.29	2.30	6.38	97.25	2.96	243.05	16.39	18.20	20.56	0.00	220.68	4,184.44
2027		4,291.58	8,174.69	2.32	5.40	97.26	2.99	241.52	15.44	17.58	20.14	0.00	219.23	4,239.55

Rem.		77,804.45	101,314.77	38.04	62.01	99.42	3.10	3,974.57	189.35	214.58	310.88	0.00	3,638.47	304.44
Total	50.0	173,958.11	386,950.70	106.63	308.85	97.75	2.90	11,318.28	735.42	619.15	942.73	56.50	10,435.32	4,543.99

Ult.		1,863,759.01	2,398,614.42

Eco. Indicators
Return on Investment (disc) :	90.694	Present Worth Profile (M$)
Return on Investment (undisc) :	185.696	PW 5.00% :	6,154.03	PW	20.00	% :	3,084.44
Years to Payout :	0.08	PW 8.00% :	5,056.26	PW	30.00	% :	2,369.75
Internal Rate of Return (%) :	>1000	PW 10.00% :	4,543.99	PW	40.00	% :	1,938.48
		PW 12.00% :	4,137.26	PW	50.00	% :	1,648.69
		PW 15.00% :	3,659.42	PW	60.00	% :	1,440.46

TRC Stand Eco Sum.rpt	1

Date : 02/13/2014	5:31:08 PM			ECONOMIC SUMMARY PROJECTION										Total
Partner :	BEC			BREITLING ENERGY CORPORATION
				Custom Selection
				Discount Rate : 10.00
				As of : 01/01/2013

Est. Cum Oil (Mbbl) :			350.20	BEC INTEREST—2012 YE SEC EVALUATION								Probable Rsv Class
Est. Cum Gas (MMcf) :			112.65	2012 SEC PRICES $94.71 OIL & $2.85 GAS
Est. Cum Water (Mbbl) :			560.19

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2013		312.82	1,068.36	5.67	3.98	91.94	2.87	532.50	0.00	14.94	33.73	320.84	162.99	148.34
2014		637.26	15,077.31	6.55	11.01	93.28	2.76	641.04	0.00	26.73	43.84	102.50	467.97	554.72
2015		800.81	35,254.87	7.51	20.65	93.07	3.02	761.06	47.35	31.33	63.65	0.00	713.43	1,116.52
2016		1,120.59	33,621.90	12.45	41.05	93.45	3.27	1,297.79	76.44	36.66	124.93	0.00	1,212.64	1,982.03
2017		1,267.59	26,464.83	13.27	49.59	94.83	3.20	1,417.53	93.28	34.64	140.62	0.00	1,335.55	2,852.03
2018		1,042.02	19,281.42	9.51	37.84	94.54	3.17	1,019.23	70.68	31.41	100.10	0.00	958.40	3,421.42
2019		813.02	14,449.41	7.78	29.80	95.43	3.18	837.55	59.12	36.29	82.60	0.00	777.78	3,840.70
2020		704.89	11,722.56	6.42	27.70	95.51	3.19	701.06	58.77	26.25	69.22	0.00	664.36	4,166.36
2021		611.47	9,823.07	5.42	26.56	95.41	3.19	602.12	58.35	21.74	59.45	0.00	579.28	4,424.28
2022		624.36	8,457.81	4.99	23.31	95.46	3.19	551.04	51.86	21.28	53.70	0.00	527.92	4,638.02
2023		509.47	7,400.05	4.28	20.62	95.39	3.19	473.99	46.60	20.90	46.33	0.00	453.36	4,804.99
2024		832.88	6,416.48	5.47	18.15	96.08	3.21	583.89	42.59	20.62	52.85	0.00	553.02	4,988.01
2025		1,346.01	5,652.51	7.37	16.03	96.62	3.23	763.78	39.14	19.30	64.64	0.00	718.98	5,208.07
2026		397.80	5,123.56	3.20	14.75	95.44	3.23	352.75	36.38	18.58	34.42	0.00	336.13	5,301.09
2027		352.57	4,671.47	2.87	13.67	95.48	3.24	318.25	34.04	18.45	31.25	0.00	302.59	5,377.11

Rem.		5,467.83	50,761.31	38.93	154.92	96.06	3.28	4,247.23	415.23	325.45	399.34	0.00	3,937.67	456.44
Total	50.0	16,841.38	255,246.92	141.69	509.64	95.04	3.21	15,100.82	1,129.83	704.58	1,400.67	423.34	13,702.05	5,833.55

Ult.		17,191.58	255,359.58

Eco. Indicators
Return on Investment (disc) :	15.709	Present Worth Profile (M$)
Return on Investment (undisc) :	33.366	PW 5.00% :	8,339.80	PW	20.00	% :	3,490.60
Years to Payout :	0.91	PW 8.00% :	6,652.05	PW	30.00	% :	2,393.92
Internal Rate of Return (%) :	>1000	PW 10.00% :	5,833.55	PW	40.00	% :	1,770.59
		PW 12.00% :	5,177.30	PW	50.00	% :	1,375.93
		PW 15.00% :	4,406.44	PW	60.00	% :	1,107.84

TRC Stand Eco Sum.rpt	1

Date : 02/13/2014	5:32:04 PM			ECONOMIC SUMMARY PROJECTION										Total
Partner :	BEC			BREITLING ENERGY CORPORATION
				Custom Selection
				Discount Rate : 10.00
				As of : 01/01/2013

Est. Cum Oil (Mbbl) :			28.98	BEC INTEREST—2012 YE SEC EVALUATION									Possible Rsv Class
Est. Cum Gas (MMcf) :			5.74	2012 SEC PRICES $94.71 OIL & $2.85 GAS
Est. Cum Water (Mbbl) :			0.00

Year		Oil Gross (Mbbl)	Gas Gross (MMcf)	Oil Net (Mbbl)	Gas Net (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil & Gas Rev. Net (M$)	Misc. Rev. Net (M$)	Costs Net (M$)	Taxes Net (M$)	Invest. Net (M$)	NonDisc. CF Annual (M$)	Cum Disc. CF (M$)
2013		24.97	3,790.22	0.00	0.57	94.71	2.63	1.90	0.14	0.15	0.18	30.00	-28.29	-26.12
2014		132.96	4,865.33	2.26	5.51	94.71	2.76	229.52	0.14	1.80	27.94	110.00	89.91	55.72
2015		341.66	5,777.97	5.83	10.63	93.43	2.75	573.58	0.14	21.37	45.24	0.00	507.11	456.57
2016		649.51	7,188.85	5.11	10.13	93.18	2.68	503.02	0.13	24.42	45.27	0.00	433.46	766.50
2017		906.22	10,913.00	9.44	26.44	94.45	3.08	973.53	32.75	29.66	100.25	0.00	876.37	1,332.05
2018		801.56	17,168.00	8.45	25.62	94.36	3.05	875.26	27.45	28.75	90.78	0.00	783.18	1,797.73
2019		618.29	13,356.23	5.65	18.08	94.30	3.01	586.81	17.41	27.14	60.07	0.00	517.02	2,076.86
2020		523.65	9,864.46	4.29	14.28	94.29	2.98	446.95	13.13	26.15	45.42	0.00	388.51	2,267.40
2021		424.48	7,817.67	3.60	11.71	94.38	2.97	374.47	10.63	26.84	38.07	0.00	320.19	2,409.94
2022		378.03	6,411.31	3.30	10.57	94.99	2.98	345.36	10.35	29.63	35.20	0.00	290.88	2,527.70
2023		297.75	5,471.28	2.86	10.59	94.85	3.00	303.27	12.74	31.40	31.06	0.00	253.56	2,621.08
2024		234.43	4,697.86	2.45	9.04	94.80	3.01	259.46	11.37	30.00	26.75	0.00	214.08	2,692.74
2025		199.37	3,963.79	2.03	7.19	94.79	3.04	214.13	10.24	16.15	22.52	0.00	185.70	2,749.23
2026		172.13	3,408.25	1.82	6.32	94.77	3.06	191.39	9.35	15.79	20.15	0.00	164.80	2,794.80
2027		185.07	3,088.03	1.75	5.82	94.94	3.06	183.89	8.62	15.66	19.02	0.00	157.83	2,834.46

Rem.		1,439.48	30,495.00	17.38	66.89	95.08	3.10	1,859.40	106.37	221.44	190.91	0.00	1,553.41	195.15
Total	50.0	7,329.55	138,277.24	76.21	239.39	94.48	3.01	7,921.92	270.96	546.33	798.83	140.00	6,707.71	3,029.61

Ult.		7,358.54	138,282.97

Eco. Indicators
Return on Investment (disc) :	26.390	Present Worth Profile (M$)
Return on Investment (undisc) :	48.912	PW 5.00% :	4,270.59	PW	20.00	% :	1,794.39
Years to Payout :	1.62	PW 8.00% :	3,443.62	PW	30.00	% :	1,193.82
Internal Rate of Return (%) :	>1000	PW 10.00% :	3,029.61	PW	40.00	% :	850.60
		PW 12.00% :	2,691.15	PW	50.00	% :	635.50
		PW 15.00% :	2,286.02	PW	60.00	% :	492.00

TRC Stand Eco Sum.rpt	1

Kurt Mire, P.E. Senior Consultant – Reservoir Engineering/Project Management

Summary

Mr. Mire is a senior reservoir and production engineer with thirty (30) years of experience in E&P. This experience has been gained at major and independent oil companies and by projects done for Tier I consulting firms Ryder Scott Company and Netherland, Sewell & Associates. Domestic experience includes Louisiana, Texas, Gulf of Mexico, Mid-Continent, and Rocky Mountains. International experience includes Mexico, South America, Iraq, Trinidad, and Asia. He has proven skills in reservoir and production engineering, operations, reserves estimation, Monte Carlo simulation, nodal analysis, field studies, and property evaluations.

Experience - 30 years		Education
Mire & Associates, Inc., Houston	2004 - present	B.S., Petroleum Engineering
BP America, Houston	2001 - 2003	University of Louisiana at Lafayette, 1982
Independent Consultant, Lafayette, LA	1999 - 2001
Subsurface Consultants, Lafayette, LA	1993 - 1998
Black Gold Production Co., Hammond, LA	1991 - 1993
Independent Consultant, Morgan City, LA	1988 - 1991
Texaco, Inc., Morgan City, LA	1983 - 1987